UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 8, 2020

GP Strategies Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7234			52-0845774
(Commission File Number)			(IRS Employer Identification No.)

70 Corporate Center
11000 Broken Land Parkway, Suite 200,	Columbia	MD	21044
(Address of Principal Executive Offices)			(Zip Code)

(443) 367-9600
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPX	NYSE (New York Stock Exchange)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 8, 2020, GP Strategies Corporation (the “Company”) entered into an amendment to lease agreement (the “Amendment”) to its lease (the “Lease”) with 70 CC, LLC (the “Landlord”) for office space in Columbia, Maryland for its corporate headquarters. The Lease runs through July 31, 2025. Under the Amendment, the Company will pay the Landlord approximately $1.975 million by December 31, 2020 and reduce its leased space by approximately 22,000 square feet and will reduce its rent payments by the amounts indicated in the table below, effective January 1, 2021. The total rent payment reduction over the remainder of the Lease is approximately $3.5 million.

Period	Old Annual Basic Rent	New Annual Basic Rent	Monthly Installment	New Monthly Installment
1/1/2021-7/31/2021	$2,075,873.11	$1,364,945.44*	$172,989.43	$113,745.45
8/1/2021- 7/31/2022	$2,148,528.67	$1,412,912.08	$179,044.06	$117,742.67
8/1/2022- 7/31/2023	$2,223,727.17	$1,462,141.00	$185,310.60	$121,845.08
8/1/2023- 7/31/2024	$2,301,557.62	$1,513,473.72	$191,796.47	$126,122.81
8/1/2024- 7/31/2025	$2,382,112.14	$1,566,489.48	$198,509.35	$130,540.79

* Annualized for the partial year.

The foregoing description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 7.01 Regulation FD Disclosure

On October 14, 2020, the Company issued a press release announcing the Amendment and certain other matters relating to its real estate portfolio. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1
Third Amendment to Lease Agreement, executed on October 8, 2020 by and between 70 CC, LLC, a Delaware limited liability company ("Landlord") and GP STRATEGIES CORPORATION, a Delaware corporation ("Tenant").

99.1	Press release of GP Strategies Corporation dated October 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: October 14, 2020	/s/ James L. Galante
James L. Galante
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Third Amendment to Lease Agreement, executed on October 8, 2020 by and between 70 CC, LLC, a Delaware limited liability company ("Landlord") and GP STRATEGIES CORPORATION, a Delaware corporation ("Tenant").

99.1	Press release of GP Strategies Corporation dated October 14, 2020.